Exhibit 10.2



            THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE U.S.A. (THE "SECURITIES ACT").





                                    THE RULES
                                    ---------


                                       OF
                                       --


                         THE AIR PRODUCTS GROUP LIMITED
                         ------------------------------


                     UK SAVINGS-RELATED SHARE OPTION SCHEME
                     --------------------------------------



                         as adopted by the directors of
                         ------------------------------
                         the Company on 24 October 1997,
                         -------------------------------
                   as amended on 1 October and 5 November 1999
                   -------------------------------------------

           [Note: The footnotes in the text indicate decisions reached by the Directors(1) in exercise of their discretion under the Rules. These decisions take effect subject to the terms and conditions of the Rules.]



---------
 1 Meeting of the Air Products Group Ltd Board of Director's held on 1 October 1999

1.   Definitions

     With effect from the Adoption Date, the Scheme shall be operated in accordance with the laws of England and the words and expressions set out below shall be construed accordingly and shall have the meanings specified against them unless otherwise specifically provided and any reference to a provision of an Act of Parliament or Statutory Instrument shall include any modification re-enactment or extension of it for the time being in force.

     "the Act"                 The Income and Corporation Taxes Act 1988.

     "Adoption Date"           24 October, 1997 being the date on which
                               the Scheme was adopted by the Company.

     "Associated Company"      shall have the meaning given thereto for the
                               purposes of Schedule 9 to the Act.

     "Any Other Scheme"        Any scheme (other than the Scheme) which
                               provides for the subscription of Shares by or on behalf of employees of the Company or any Subsidiary and which is established or adopted or approved by the Company.

     "Auditors"                The auditors for the time being of the Company
                               or in the event of there being joint auditors such one of them as the Directors shall select.

     "Bonus" Any sum payable by way of terminal bonus under a SAYE Contract being the additional payment made by the Nominated Savings Authority when repaying contributions made under a SAYE Contract. 'Standard Bonus' shall mean the Bonus so payable after sixty monthly contributions have been made and 'Maximum Bonus' shall mean the Bonus payable two years after the Standard Bonus is payable.

      "Bonus Date"             Where the number of Shares over which an Option
                               is granted is ascertained after taking account of the Maximum Bonus payable under the related SAYE Contract, the earliest date on which the Maximum Bonus is payable, and in any other case the earliest date on which the Standard Bonus is payable under the relevant
                               SAYE Contract.

      "Company"                Air Products Group Limited registered in England
                               number 3101747 under such name as is
                               resolved upon by members from time to time.

      "Eligible Employee"      An employee (including an executive director)
                               of any Participating Company who:

                               (i)  is chargeable to tax in respect of his
                                    office or employment under Case I of
                                    Schedule E; and

                               (ii) on a date determined by the Directors(2)
                                    (but not more than one year preceding the date on which the invitations are made in accordance with Rule 3(b)(i)) had been so employed and so chargeable to tax for a continuous period of one year (or such shorter period as the Directors may in their discretion* decide) whether or not the company concerned has been a Participating Company throughout such period;
                               Provided Further that such employee is not precluded by paragraph 8 of Schedule 9 of the Act from participating in the Scheme.

      "Date of Grant"          The date on which an Option is granted pursuant
                               to Rule 4(d).

      "Directors"              The directors for the time being of the Company
                               or a duly authorised committee of the directors at which a quorum is present.

      "Exchange Rate"          The average of the buying and selling closing
                               Sterling for Dollar spot rates quoted in the London edition of

---------
 2 For the 1999 grant of options any person whose employment commenced before 28 October, 1999 will be eligible.

                                the Financial Times on a particular day or, if such paper is not published or such rate is not quoted, the average Sterling for Dollar spot rate quoted by Chase Manhattan Bank London
                                (or at the Directors' discretion any other
                                Bank) at 11 am in London on such day.

      "Issue or Reorganisation" Any issue of Shares or other securities of the
                                Parent Company by way of capitalisation of profits (such as by way of stock dividend or recapitalisation) or reserves (including share premium account and capital redemption reserve) and any issue of shares or other securities of the Parent Company by way of rights in any consolidation (or merger, or combination, or exchange of shares of common stock or other similar corporate changes) or sub-division
                                (such as a stock split) or reduction of capital.

      "Market Value"            The average market value of a Share calculated
                                as the  arithmetical average of the mean
                                (converted to pounds sterling at the Exchange
                                Rate prevailing on the relevant day) of the high and low sales prices on the Stock Exchange for three consecutive Trading Days determined by the Directors, all of which fall within the period preceding the date of a notice of invitation to participate pursuant to Rule 3(b) and within the period of thirty days immediately preceding the Date of Grant of the relevant Option.

      "Monthly Contribution"    The monthly (or in the case of a weekly-paid
                                Eligible Employee the equivalent monthly) contribution stated by an Eligible Employee to be his savings under a SAYE Contract.

      "Nominated Savings        The savings authority or the savings authorities
       Authority"               (as the case may be) nominated by the Directors
                                for the purposes of the Scheme.


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                                     - 5 -

      "Option" A right to acquire Shares pursuant to the Scheme.

      "Option Holder"           An Eligible Employee who has been granted an
                                Option or, where the context admits, the personal representative(s) of any such person.

      "Option Period"           A period commencing at the Date of Grant and
                                ending at the expiry of six months after the Bonus Date applicable to the relevant SAYE
                                Contract.

      "Parent Company"          Air Products and Chemicals, Inc., incorporated
                                in the State of Delaware.

      "Participating Company"   The Company or any UK Subsidiary which is
                                designated by the Directors as participating in the Scheme.

      "Pensionable Age"         The age of 65.

      "the Rules"               These rules as amended from time to time in
                                accordance with the provisions hereof.

      "SAYE Contract"           A contract entered into by an Eligible
                                Employee with the appropriate Nominated Savings
                                Authority under a certified contractual savings scheme (within the meaning of Section 326 of the Act) which has been approved by the Board of Inland Revenue for the purposes of
                                Schedule 9 to the Act.

      "the Scheme"              The Air Products Group Limited UK Savings-
                                Related Share Option Scheme constituted for the time being and established by the Rules.

      "Shares" Fully paid shares of common stock of $1 par value each in the capital of the Parent Company (including stock into which such shares may at any time have been converted) which comply with the provisions of

                                Paragraphs 10 to 14 (inclusive) of Schedule 9 to the Act and 'Shareholder' shall be construed accordingly.

      "the Stock Exchange"      The New York Stock Exchange on which the Parent
                                Company's shares are traded.

      "Subscription Price"      The price per Share payable on the exercise of
                                an Option which on the Date of Grant shall be the higher of its par (nominal) value converted to pounds sterling at the Exchange Rate and an amount determined by the Directors(3), being not less than such percentage of the Market Value as may be allowed by the Act from time to time, rounded up to the nearest penny.

      "Subsidiary"              A company which is controlled by the Company
                                within the meaning of Section 840 of the Act.

      "Trading Day"             A day on which the Stock Exchange is open for
                                the transaction of business in Shares.

     Where the context so admits words denoting the singular number only shall include the plural number and vice versa and words denoting the masculine gender shall include the feminine gender also.


2.   Limitations on the number of Shares over which Options may be granted

     The Directors may determine how many Shares shall be made available by purchase or subscription for any grant of Options under the Scheme after taking into account the following limits, which may be adjusted in accordance with Rule 8 to take account of any Issue or
     Reorganisation:

     (a) The maximum number of Shares which may be acquired pursuant to Options which are granted within twenty years following 25 July 1985, when aggregated with Shares acquired pursuant to options granted in the same twenty year period under any savings related share option scheme

----------
 3  For the 1999 grant of options the amount will be 90% of the Market
    Value.

          of Air Products PLC (currently a subsidiary of Company) shall be 3,280,000(4).

     (b)  No Options shall be granted later than twenty years after 25 July
          1985.

3.   Invitations and Acceptances to Participate

     (a) Every Eligible Employee shall be eligible to participate in the Scheme on the basis that such participation shall be deemed to constitute acceptance of an agreement to be bound by the Rules.

     (b)  (i)   Subject to the restrictions set out in Rule 2, the
                Directors may issue invitations to all  Eligible
                Employees to apply for Options as soon as practicable after the Scheme has been adopted by the Company and thereafter each year during the period of forty days immediately following the date on which the Parent
                Company makes an announcement of its results for a full year and/or during the period of forty days immediately following the date on which the Parent
                Company makes an announcement of its half-year results.
                Each such invitation shall be made on identical terms inviting each Eligible Employee to apply for an Option to acquire Shares at the Subscription Price by a specified date not less than 14 days nor more than 21 days from the date of the relevant invitation, after which date the invitation shall lapse.

          (ii) Unless the Directors in their absolute discretion provide in an invitation that each Eligible Employee may elect for either the Standard Bonus or the Maximum Bonus then each Eligible Employee applying for an Option shall be deemed to have elected for the Standard Bonus under sub-paragraph (c)(ii) below.

     (c)  (i)   On receipt of such invitation an Eligible Employee may
                apply to the Company to participate in the Scheme not later than the latest date


----------
 4 Amount in Rule 2(a) increased as a result of the 2:1 APCI stock split in 1998. The words "Provided That options may not be granted under the Scheme and any savings related share option scheme of Air Products PLC over more than 400,000 Shares in aggregate in any calendar year" have been deleted from the end of Rule 2(a) effective from 5 November 1999.

                specified in the invitation using such form as may be prescribed from time to time by the Directors.

          (ii) He shall state therein the amount of the Monthly Contribution that he wishes to pay under his SAYE Contract and, subject to sub-paragraph (b)(ii) above, shall elect whether the Standard Bonus or the Maximum Bonus is to be included in the sum in respect of which he wishes to be granted an Option.

          (iii) He shall enclose therewith an application form of the Nominated Savings Authority to enter into a SAYE Contract under which he shall agree to pay such Monthly Contribution (being a multiple of (pound)1 and subject to the limits in sub-paragraph (d) below) as shall secure repayment on the relevant Bonus Date of an amount (including the Bonus) as nearly as possible equal to but in any event not less than the aggregate Subscription Price for the Shares over which he wishes to be granted an Option.

          (iv) If required to do so by the Directors, he shall authorise the Participating Company by whom he is employed to deduct his Monthly Contribution on a monthly or a weekly basis, as the case may be, from his salary or wages and to pay all contributions to the appropriate Nominated Savings Authority.

     (d) The aggregate Monthly Contribution payable by an Eligible Employee under all SAYE Contracts shall not exceed the lower of(pound)250 per month or such other maximum as may be determined by the Directors and be permitted both by the Board of Inland Revenue pursuant to
          Schedule 9 to the Act and by the Nominated Savings Authority and shall not be less than(pound)10 per month or such other minimum as may be determined by the Directors and be permitted both by the Board of Inland Revenue and by the Nominated Savings Authority. For the purpose of applying these limits, an Eligible Employee shall be deemed to continue to pay his contributions under his SAYE Contract for a period of sixty consecutive months notwithstanding that the SAYE Contract in question may have lapsed or been cancelled or that he may have chosen to treat the relevant Option as having lapsed.

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                                     - 9 -

     (e) Each Eligible Employee applying for an Option shall authorise the Directors to make appropriate amendments to the forms referred to in sub-paragraph (c) above to give effect to the provisions of Rule 4 below

4.   Grant of Options

     (a) In regard to any offer if, on receipt of all of the applications for participation, the total number of Shares in respect of which Options have been applied for, calculated by dividing the aggregate of the sums in respect of which Eligible Employees wish to be granted Options by the Subscription Price, shall exceed the number of Shares available for the Scheme at that time, the following adjustments shall be made to the forms referred to in Rule 3(c) in respect of each Eligible Employee, that is to say - first, each Eligible Employee shall be deemed under Rule 3(c)(ii) to have elected for the Standard Bonus to be taken into account in determining the number of Shares over which an Option is to be granted; second, if an insufficient reduction shall have thereby been achieved, the maximum aggregate Monthly Contribution that each Eligible Employee may pay under all his SAYE Contracts shall be reduced by (pound)10 (but not below the minimum specified in accordance with Rule 3(d)); and third, if an insufficient reduction shall have thereby been achieved, the monthly contribution which each Eligible Employee wishes to pay under his SAYE Contract shall be reduced as far as is necessary on a pro-rata basis to the nearest multiple of(pound)1 (but not below the minimum specified in accordance with Rule 3(d)).

     (b) If after the operation of paragraph (a) above, the number of Shares over which Options would otherwise be granted would still exceed the number of Shares available for the Scheme at that time, then at the discretion of the Directors either no Options shall be granted or Options shall be granted on such basis as the Board of Inland Revenue may approve.

     (c) The Directors shall notify all Eligible Employees of the results of any reduction carried out under this Rule.

     (d) Such Options as have been applied for by all Eligible Employees in accordance with Rule 3(c), or as may result from a reduction under sub-paragraph (a) or (b) above, shall forthwith be granted, provided always that such Options as aforesaid shall be granted within thirty days after the

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                                     - 10 -

          first Trading Day by reference to which the Market Value of the relevant Shares was established and shall be granted only to persons who remain Eligible Employees and provided further that the number of Shares in respect of which Options are granted shall not exceed the number to which the Eligible Employee would be entitled pursuant to Rule 3(c)(iii).

     (e) Each Option shall be personal to the Option Holder to whom it is granted and shall not be capable of being transferred (other than by operation of law on his death) and any purported transfer, assignment, charge, disposal or dealing with the rights and interests of an Option Holder under the Scheme shall entitle the Directors to cancel that Option.

     (f) The Company shall in due course issue in respect of each Option granted an Option certificate evidencing the Option. Option certificates shall be in such form as the Directors may from time to time determine.

5.   Time for Exercise of Options and Lapse of Options

     (a) Subject to the other provisions of this Rule, no Option may be exercised by an Option Holder who is not at such time an employee or executive director of a Participating Company. Save as provided in this Rule and Rule 7, an Option may not be exercised before the Bonus Date nor after the expiry of the Option Period. An Option shall be exercised in accordance with Rule 6.

     (b) The aggregate Subscription Price paid by an Option Holder on exercising an Option shall not exceed the total contributions repaid together with any Bonus or interest paid thereon under the SAYE Contract.

     (c)  (i)   If an Option Holder dies before the relevant Bonus Date, his personal representative(s) may exercise any Option then held by him within twelve months after the date of his death, but not otherwise.

          (ii) If an Option Holder dies after the relevant Bonus Date but before the expiry of the Option Period, his personal representative(s) may exercise any Option then held by him within twelve months after the relevant Bonus Date, but not otherwise.

     (d) Subject to sub-paragraph (c) above, if an Option Holder ceases to be employed by a Participating Company by reason of:

          (i)   injury or disability;

          (ii)  redundancy within the meaning of the Employment Rights Act
                1996; or

          (iii) retirement on reaching Pensionable Age or any other age at which he is bound to retire in accordance with the terms of his contract of employment,

          any Option then held by him may be exercised within six months after such cessation of employment (but not later than the expiry of the Option Period), but not otherwise.

     (e) Subject to paragraph (c) above, if an Option Holder ceases to hold an office or employment by virtue of which he is eligible to participate in the Scheme by reason only that:

          (i) his office or employment is in a company which ceases to be a subsidiary of the Company; or

          (ii) his office or employment relates to a business or part of a business which is transferred to a person who is neither an associated company of the Company or a company under the control of the Company.

          Any Option then held by him may be exercised within six months after such cessation (but not later than the expiry of the option period), but not otherwise.

     (f) If an Option Holder ceases to hold an office or employment by virtue of which he is eligible to participate in the Scheme by reason only that his employment is transferred to an Associated Company then if, at the Bonus Date, an Option Holder who has obtained rights under the scheme holds an office or employment in a company which is not a Participating Company but which is an Associated Company, any Option then held by him may be exercised within six months of that Bonus Date.(5)

     (g) If an Option Holder ceases to be employed by a Participating Company for any reason other than one of those set out in sub-paragraphs (c), (d) and (f) above, or ceases to hold an office or employment by virtue of which he is eligible to participate in the Scheme for any reason other than one of those set out in
          (i) and (ii) of paragraph (e) above, any Option then held by him shall, unless it is then exercisable under this Rule or Rule 7, lapse and be of no further effect.

     (h) If an Option Holder reaches Pensionable Age but continues to be employed by a Participating Company, any Option then held by him may be exercised within six months after the date upon which he reaches that age but not later than the expiry of the Option Period. If the Option is not so exercised, it shall remain in being subject to the other provisions of this Rule.


     (i) If an Option Holder gives, or under the terms of his SAYE Contract is deemed to have given, notice to the Nominated Savings Authority that he intends to stop paying his contributions under his SAYE Contract before having paid the equivalent of sixty monthly contributions thereunder, the relevant Option shall, unless it is then or remains exercisable under this Rule or Rule 7 and is so exercised within the period permitted by the relevant Rule, thereupon lapse.

---------
 5 The provisions of Rule 5(f) apply only to options granted on or after the later of 1 October 1999 and the date of Inland Revenue approval of such change. Options granted under these rules prior to 1 October 1999 remain subject to the original Rules as adopted on 24 October 1997 wherein Rule 5(f) read: "If an Option Holder ceases to be employed by a Participating Company for any reason other than one of those set out in sub-paragraphs
    (c) and (d) above, or ceases to hold an office or employment by virtue of which he is eligible to participate in the Scheme for any reason other than one of those set out in (i) and (ii) of paragraph (e) above, any Option then held by him shall, unless it is then exercisable under this Rule or Rule 7, lapse and be of no further effect except when such cessation of employment occurs more than three years after the date on which the Option was granted in which case the Directors shall permit the Option Holder to exercise the Option at any time within six months after the cessation of employment but not later than the expiry of the Option Period.

     (j) For the purposes of sub-paragraphs (d) and (e) above, no Option Holder shall be treated as ceasing to be employed by a Participating Company until he ceases to hold an office or employment in the Company or any Associated Company.

     (k) Notwithstanding the other provisions of this Rule and Rule 7, no Option may be exercised by an Option Holder who at such time would be precluded from participating in the Scheme by virtue of Paragraph 8 of Schedule 9 to the Act or by the personal representative(s) of a deceased Option Holder who at the date of his death would have been so precluded.

6.   Method of Exercise of Options

     (a) An Option may be exercised in whole or in part but once only. The Option Holder (or, as the case may be, his personal representative(s)) shall deliver to the Company or to its agent appointed for the purpose a notice in writing in such form as may be prescribed from time to time by the Directors (which may be endorsed on the Option certificate), stating therein the number of Shares in respect of which he desires the Option to be exercised and enclosing therewith the relevant Option certificate together with payment (or authority to obtain the payment from the Nominated Savings Authority) in full of the aggregate Subscription Price due or, if the Option is being exercised in part only, the appropriate proportion thereof; the notice shall take effect upon its receipt by the Company or its agent and the date of such receipt shall constitute the date of exercise of such Option. A notice shall be of no effect unless received by the Company before the expiry of the particular period in which the Option is exercisable.

     (b) The Shares in respect of which an Option is exercised shall be registered in the name of the Option Holder as soon as practicable after the exercise of the Option and in any case within 30 days.

     (c) The Parent Company has undertaken to make application for and use its best endeavours to obtain or maintain admission to the list of the Stock Exchange or any other recognised stock exchange on which the Parent

          Company shares are traded, for all Shares which are to be allotted following the exercise of an Option.

     (d) Such Shares as are issued following the exercise of an Option shall be issued on terms that they rank pari passu in all respects with the other Shares then in issue save as regards rights attaching by reference to a record date which precedes the date of exercise.

7.   Takeover Offers and Liquidation

     (a) If any person obtains control of the Parent Company as a result of making an offer to acquire the whole of the Shares (other than those already owned or controlled by him) which is either unconditional or is made on a condition such that if it is satisfied the offeror will have control of the Parent Company, notice in writing thereof shall be given by the Company to all Option Holders and an Option Holder shall at any time within six months after the offeror has obtained control of the Parent Company and any conditions subject to which the offer was made have been satisfied be entitled to exercise his Option (provided that he does so before the expiry of the Option Period). Options shall thereupon lapse to the extent that they have not been exercised. For the purposes of this sub-paragraph 'control' shall have the meaning given in Section 840 of the Act and shall be construed as if the offeror owned the Shares of any persons acting in concert with him.

     (b)  An Option shall lapse in the event of the Company being wound up.

8.   Adjustments

     Following any Issue or Reorganisation, the number or nominal amount of Shares comprised in each Option and the Subscription Price payable therefor and/or the limits contained in Rule 2 may with the agreement of the Board of Inland Revenue be adjusted by the Directors in such manner as they may determine provided always that the Auditors have first confirmed in writing to the Directors that any such adjustment is in their opinion fair and reasonable but so that the aggregate Subscription Price payable on the exercise of any Option shall not be increased thereby and provided also that no such adjustment shall be made to the extent that it would result in a Share being issued at less than its nominal value. Notice of any such adjustments shall be given to the Option Holders by the Directors who may call in Option certificates for endorsement or replacement.

9.   Notices and Administration

     (a) Save as otherwise provided herein, notices or documents required to be given to an Eligible Employee or an Option Holder shall be properly given if delivered to him by hand at his normal place of work or sent to him by post at his last known address, and where a notice is sent by post it shall be deemed to have been given 48 hours after it was put into the post properly addressed and stamped.

     (b) Save as otherwise provided herein, notices or documents required to be given to the Company by an Eligible Employee or Option Holder shall be properly given if delivered by hand to the Secretary of the Company or to his agent appointed for the purpose at the Company's registered office or sent to him by post at that office and where a notice is sent by post it shall be deemed to have been given 48 hours after it was put in the post properly addressed and stamped.

     (c) The Company shall at all times ensure that such Shares as may be required to satisfy all subsisting Options and, subject to Rule 2 and Rule 4(a), all outstanding invitations to apply for Options are available for acquisition pursuant to the Scheme.

     (d) The decision of the Directors in any dispute or question relating to an Option or the due exercise thereof for which specific provision is not made in the Rules shall be final and conclusive.

10.  Variations and Termination

     (a) The Directors may at any time and from time to time by resolution make any modification or alteration to the Scheme provided that no modification or alteration shall:

          (i) take effect until is shall have been approved by the Board of Inland Revenue in accordance with Schedule 9 to the Act;

          (ii) be made which would adversely affect any of the subsisting rights of Option Holders except with the consent of Option Holders who, if they exercised their Options in full, would become entitled to not less than 75% of all Shares in respect of which subsisting Options have been granted; and

          (iii) be made (save as regards adjustments pursuant to Rule 8, except with the prior approval of the Parent Company if any of the following provisions of the Scheme are being modified or altered to the advantage of existing or future Option Holders:

                the definitions of "Eligible Employee", "Market Value", "Subscription Price", Rules 2, 3(b), 3(c), 3(d), 4(e), 5(a), 5(b), 5(c), 5(d), 5(f), 5(g), 5(h), 5(i), 5(j) 6, 7, 8 and
                this Rule.

     (b) Notwithstanding the provisions of Rule 10(a) the Directors may make any alterations to these Rules (other than Rule 2) required to ensure that this Scheme becomes and remains approved by the Board of Inland Revenue.

     (c) The Directors may at any time resolve to terminate the Scheme in which event no further Options shall be granted but the provisions of the Scheme shall in relation to Options then subsisting continue in full force and effect.

     (d) Written notice of any alteration made in accordance with paragraph (a) above to the advantage or disadvantage of existing Option Holders shall be given to all such Option Holders.

11.  Rights of Employees

     (a) Participation in the Scheme by an Eligible Employee is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment and participation in this Scheme shall

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          in no respects whatever affect in any way an Eligible Employee's pension rights or entitlements or terms or conditions of employment and in particular (while not limiting the generality of the foregoing words) any Eligible Employee who leaves the employment of a Participating Company shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful or unfair dismissal or other breach of contract by way of compensation for loss of office or otherwise howsoever.

     (b) An Option Holder shall not be entitled to the benefit of any rights attaching to Shares (whether already issued or otherwise) in respect of any record date preceding the exercise of the relevant Option. In particular, and without prejudice to the foregoing, an Option Holder shall not be entitled to receive dividends in respect of any such record date.